SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):

                               May 18, 1998

                           METRIS MASTER TRUST
                         METRIS RECEIVABLES, INC.
                   (Originator of the Metris Master Trust)
          (Exact name of registrant as specified in its charter)


     	Delaware                			033-99514				       41-1810301
(State of Incorporation)		(Commission File Number)	(IRS Employer
                                                    Identification No.)



       4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
					            (Address of principal executive offices)


                          (612) 936-5077
       (Registrant's telephone number, including area code)







METRIS RECEIVABLES, INC.
Current Report on Form 8-K


Item 7.		Financial Statements and Exhibits

	Ex. 20a	Series 1996-1 April Certificateholders' Statement

	Ex. 20b	Series 1997-1 April Certificateholders' Statement

	Ex. 20c	Series 1997-2 April Certificateholders' Statement

SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           									METRIS RECEIVABLES, INC.



                           									By\s\
										                             Robert W. Oberrender
										                             President and Treasurer




Dated:  May 19, 1998